Filed Pursuant to Rule 497(e)

1933 Act File No. 333-141120

1940 Act File No. 811-22027

FundVantage Trust
(the “Trust”)

Polen Bank Loan Fund
(the “Fund”)

Supplement dated February 21, 2025 to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information, each dated September 1, 2024, as supplemented to date.

For all existing and prospective shareholders of the Polen Bank Loan Fund:

●	The Board of Trustees (the “Board”) of the Trust has approved the reorganization of the Polen Bank Loan Fund with and into the Polen Floating Rate Income ETF, which is expected to occur on or about March 21, 2025.

●	The Polen Bank Loan Fund is a mutual fund, and the Polen Floating Rate Income ETF is an exchange-traded fund (an “ETF”).

●	If you are an existing shareholder of the Polen Bank Loan Fund and your account can hold an ETF, your fund shares will be converted, and no action is needed by you.

●	If you hold shares of the Polen Bank Loan Fund in an account that CANNOT hold an ETF (i.e., your account is not permitted to purchase securities traded in the stock market), there are certain actions you can take. See the “Questions and Answers” section below for further information.

At a meeting held on December 2-3, 2024, the Board of the Trust unanimously approved, on behalf of the Polen Bank Loan Fund, the reorganization of the Fund into the Polen Floating Rate Income ETF (the “Reorganization”). The Polen Floating Rate Income ETF will continue to be managed by Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”), the investment adviser for the Polen Bank Loan Fund. The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, determined that participation in the Reorganization is in the best interests of the Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

The Polen Floating Rate Income ETF will have identical investment objectives and fundamental investment policies, the same portfolio managers and substantially similar investment strategies as the Fund. The Fund will no longer exist after it is reorganized into the Polen Floating Rate Income ETF. The Polen Floating Rate Income ETF has not commenced investment operations, and it is not expected to have shareholders before the Reorganization. It is anticipated that the Reorganization will occur on or around March 21, 2025.

By changing the Fund from a mutual fund into an ETF, Polen Credit believes shareholders in the Polen Floating Rate Income ETF could benefit from lower overall net expenses, increased flexibility to buy and sell shares at current market prices, increased portfolio holdings transparency and the potential for enhanced tax efficiency.

The Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization (the “Plan”). The Reorganization is expected to be treated as a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes as a result of the Reorganization (although cash received as part of the Reorganization may be taxable, as noted below).

Upon completion of the Reorganization, Fund shareholders will receive Polen Floating Rate Income ETF shares with the same aggregate NAV as their Fund shares (except with respect to cash received, as noted below).

Importantly, in order to receive shares of the Polen Floating Rate Income ETF as part of the Reorganization, Fund shareholders must hold their shares of the Fund through a brokerage account that can accept shares of an ETF. If Fund shareholders do not hold their shares of the Fund through that type of brokerage account or have not provided acceptable alternative delivery instructions to the Adviser prior to March 14, 2025, they will not receive shares of the Polen Floating Rate Income ETF as part of the Reorganization and will receive cash equal in value to the NAV of their mutual fund shares. For Fund shareholders that do not currently hold their shares of the Fund through a brokerage account that can hold shares of an ETF, please see the Q&A that follows for additional actions that those Fund shareholders must take in order to receive shares of the Polen Floating Rate Income ETF as part of the Reorganization. No further action is required for Fund shareholders that hold shares of the Fund through a brokerage account that can hold shares of an ETF.

Completion of the Reorganization is subject to a number of conditions under the Plan. The Reorganization has been approved by the written consent of a majority of shareholders, and you are not being asked to vote on the Reorganization. Fund shareholders will receive, on or around February 24, 2025, an information statement/prospectus describing in detail both the Reorganization and the Polen Floating Rate Income ETF, and a summary of the Board’s considerations in approving the Reorganization.

In anticipation of the Reorganization, the Fund will be closed to new accounts beginning on March 10, 2025. Purchases, including exchange purchases, by existing shareholders will be accepted by the Fund until 4:00 p.m. Eastern Time on March 17, 2025. Redemptions, including exchange redemptions, into shares of another Polen Fund of the Trust will be accepted until 4:00 p.m. Eastern Time on March 18, 2025. These dates may change if the closing date of the Reorganization changes.

In addition, as part of the Reorganization, the following preliminary event will occur before the Reorganization is completed. On March 11, 2025, all of the outstanding shares of the Fund will be combined into fewer shares through a reverse stock split (the “Reverse Stock Split”). To accommodate the Reverse Stock Split, Fund shares will be restricted from trading on March 11, 2025 and no Fund shares may be purchased or redeemed on that date. Regular trading will resume on March 12, 2025. Prior to the Reorganization, the Fund will conduct the Reverse Stock Split to increase the Fund’s NAV per share to $25.00 while decreasing the total number of Fund shares issued and outstanding. The total net asset value of each shareholder’s shares will be the same after the reverse split as before the reverse split. The Reverse Stock Split will not result in a taxable transaction for shareholders.

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine whether you need to take action with respect to your shareholder account before the Reorganization in order to receive shares of the Polen Floating Rate Income ETF.

Q. Why is the Trust converting my Fund to an ETF?

A. Polen Credit and the Board of Trustees of the Trust, believe that the Reorganization will provide multiple benefits for investors of the Fund, including lower net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency.

Q. How will the Polen Floating Rate ETF be managed after the change?

A. The Polen Floating Rate Income ETF will have identical investment objectives and fundamental investment policies as the Fund, the same portfolio managers as the Fund, and substantially similar investment strategies as the Fund.

Q. What types of shareholder accounts can receive shares of an ETF as part of the Reorganization?

A. If you hold your Fund shares in an account that permits you to purchase securities traded on U.S. stock exchanges, such as ETFs or other types of stocks, then you will be eligible to receive shares of an ETF in the Reorganization. No further action is needed by you.

Q. What types of shareholder accounts cannot receive shares of an ETF as part of the Reorganization?

A. The following account types cannot hold ETFs:

● Non-Accommodating Brokerage Accounts. If you hold your Fund shares in an account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares prior to 4:00 p.m. Eastern Time on March 17, 2025 or provide delivery instructions to the Adviser with respect to a brokerage account or other DTC participant account prior to March 14, 2025. Such delivery instructions can be provided to the Adviser by calling (888) 426-7515. This date may change if the closing date of the Reorganization changes. If you do nothing, you will not receive shares of the ETF, your position will be liquidated at the time of the Reorganization and you will receive a cash distribution equal in value to the NAV of your Fund shares less any fees and expenses your intermediary may charge. This event may be taxable to you. To prevent a taxable event, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account.

● Non-Accommodating Retirement Accounts. If you hold your Fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization, or your broker or intermediary may transfer your investment in the Fund to a different investment option before or at the time of the Reorganization.

● Fund Direct Accounts. If you hold your Fund shares in an account directly with the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (including a Fund Direct IRA or Coverdell Savings Account), you should: (i) transfer your Fund shares to a brokerage account that can accept ETF shares prior to the Reorganization, (ii) exchange your Fund shares for shares in another fund of the Trust, (iii) provide delivery instructions to the Adviser at (888) 426-7515 with respect to a brokerage account or other DTC participant account prior to March 14, 2025 or (iv) for a Fund Direct IRA or Coverdell Savings Account, transfer your investment to a different institution prior to the Reorganization. If such a change is not made before the time of the Reorganization, you will not receive shares of the ETF and your position will be liquidated at the time of Reorganization and you will receive a cash distribution equal in value to the NAV of your Fund shares. This event may be taxable.

If you are unsure about the ability of your account to accept shares of an ETF, please contact your broker or financial intermediary.

Q. How do I transfer my Fund shares from a fund direct account to a brokerage account that will accept ETF shares?

A. Transferring your shares from a fund direct account to a brokerage account that can accept shares of an ETF should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with a Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Fund. Your broker will require your account number with the Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Funds’ transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

If your broker is unable to accommodate the transfer of Fund shares into a brokerage account that accepts ETF shares, you or your broker should contact the Fund at (888) 426-7515 in order facilitate the delivery of the shares of the ETF to your brokerage account.

Q. How do I transfer my Fund shares from a non-accommodating brokerage account to a brokerage account that will accept ETF shares?

A. The broker where you hold your Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q. What if I do not want to own shares of the ETF?

A. If you do not want to receive shares of an ETF in connection with the Reorganization, you can exchange your Fund shares for shares of another Polen Fund in the Trust or redeem your shares of the Fund. Before doing so, however, you should consider the tax consequences associated with either action. Exchanging or redeeming your Fund shares may be a taxable event. The last date for redemptions, including exchange redemptions, before the Reorganization is March 18, 2025. This date may change if the closing date of the Reorganization changes.

* * * * *

In connection with the Reorganization discussed herein, an information statement/prospectus on Form N-14 was filed with the SEC on January 24, 2025. This N-14 will become effective on February 23, 2025, after which it will be distributed to shareholders. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, copies of the materials will be available for free on the SEC’s web site at www.sec.gov. These materials also will be available at https://www.polencapital.com/strategies/bank-loan-fund and a paper copy can be obtained at no charge by calling (888) 678-6024.

This communication is for informational purposes only and does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities.

Please retain this Supplement with your records.

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